Exhibit 99.1

Report of Independent Registered Public Accounting Firm

The Unit Holder

DB Commodity Services LLC:

We have audited the accompanying statements of financial condition of DB Commodity Services LLC (the Company) as of December 31, 2007 and 2006, and the related statements of income and expenses, changes in member’s deficit, and cash flows for each of the years in the two-year period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DB Commodity Services LLC as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2007 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

April 8, 2008

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Statements of Financial Condition

December 31, 2007 and 2006

	2007	2006
Assets
Due from DB Exchange Traded Funds	$2,084,602	512,115
Investment in DB Exchange Traded Funds	22,000	22,000
Due from affiliate	2,867,336	—

Total assets	$4,973,938	534,115

Liabilities and Member’s Capital
Liabilities:
Accrued expenses	$7,226,836	1,621,064
Due to affiliate	—	2,674,315

Total liabilities	7,226,836	4,295,379
Member’s deficit	(2,252,898)	(3,761,264)

Total liabilities and member’s deficit	$4,973,938	534,115

See accompanying notes to financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Statements of Income and Expenses

Years ended December 31, 2007 and 2006

	2007	2006
Income:
Management fees	$15,533,475	3,924,547

Total income	15,533,475	3,924,547

Expense:
Legal fees	1,770,546	1,825,738
Audit fees and tax services	6,486,023	1,528,279
Printing services	1,184,335	223,552
Administrator and trustees fees	1,943,817	289,729
Marketing costs	2,423,774	529,418
Organizational and offering costs	—	2,642,543
Registration fees	—	636,000
Other	216,614	60,552

Total expenses	14,025,109	7,735,811

Net income (loss)	$1,508,366	(3,811,264)

See accompanying notes to financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Statements of Changes in Member’s Deficit

Years ended December 31, 2007 and 2006

	2007	2006
Member’s capital (deficit), January 1	$(3,761,264)	50,000
Net income (loss)	1,508,366	(3,811,264)

Member’s deficit, December 31	$(2,252,898)	(3,761,264)

See accompanying notes to financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Statements of Cash Flows

Years ended December 31, 2007 and 2006

	2007	2006
Cash flows from operating activities:
Net income (loss)	$1,508,366	(3,811,264)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
(Increase) decrease in operating assets:
Due from DB Exchange Traded Fund	(1,572,487)	(512,115)
Due from affiliate	(2,867,336)
Increase (decrease) in operating liabilities:
Due to affiliate	(2,674,315)	2,674,315
Accrued expenses	5,605,772	1,621,064
Due to DB US Financial Market Holdings Corporation	—	(2,000)

Net cash used in operating activities	—	(30,000)

Cash flows from investing activities:
Investments in DB Exchange Traded Funds	—	(20,000)

Net cash used in investing activities	—	(20,000)

Decrease in cash held by affiliate	—	(50,000)
Cash and cash equivalents at beginning of year	—	50,000

Cash and cash equivalents at end of year	$—	—

See accompanying notes to financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Notes to Financial Statements

December 31, 2007 and 2006

(1)	Organization and Basis of Presentation

DB Commodity Services LLC (the Company), a Delaware limited liability company, was formed on May 23, 2005, and is an indirect wholly owned subsidiary of Deutsche Bank AG and a direct wholly owned subsidiary of DB U.S. Financial Markets Holding Corporation. The Company is registered as a commodity pool operator and commodity trading advisor with the Commodity Futures Trading Commission and is a member of the National Futures Association.

The Company serves as the managing owner, commodity pool operator, and commodity trading advisor to the following funds:

•

PowerShares DB Commodity Index Tracking Fund; a Delaware statutory trust organized on May 23, 2005; commenced investment operations on January 31, 2006 (the DBC Feeder Fund). DBC Feeder Fund was originally named “DB Commodity Index Tracking Fund” and changed its name to “PowerShares DB Commodity Index Tracking Fund” effective August 10, 2006,

•	DB Commodity Index Tracking Master Fund; a Delaware statutory trust organized on May 23, 2005; commenced investment operations on January 31, 2006 (the DBC Master Fund),

•

PowerShares DB G10 Currency Harvest Fund; a Delaware statutory trust organized on April 12, 2006; commenced investment operations on September 15, 2006 (the DBV Feeder Fund). DBV Feeder Fund was originally named “DB Currency Index Value Fund” and changed its name to “PowerShares DB G10 Currency Harvest Fund” effective July 20, 2006,

•

DB G10 Currency Harvest Master Fund; a Delaware statutory trust organized on April 12, 2006; commenced investment operations on September 15, 2006 (the DBV Master Fund). DBV Master Fund was originally named “DB Currency Index Value Master Fund” and changed its name to “DB G10 Currency Harvest Master Fund” effective July 20, 2006,

•	PowerShares DB Multi-Sector Commodity Trust; a Delaware statutory trust, in seven separate series (the Sectors Funds), organized on August 3, 2006; commenced investment operations on January 3, 2007:

•	PowerShares DB Energy Fund (the DBE Feeder Fund),

•	PowerShares DB Oil Fund (the DBO Feeder Fund),

•	PowerShares DB Precious Metals Fund (the DBP Feeder Fund),

•	PowerShares DB Gold Fund (the DGL Feeder Fund),

•	PowerShares DB Silver Fund (the DBS Feeder Fund),

•	PowerShares DB Base Metals Fund (the DBB Feeder Fund),

•	PowerShares DB Agriculture Fund (the DBA Feeder Fund).

•

DB Multi-Sector Commodity Master Trust; a Delaware statutory trust, in seven separate series (the Sectors Master Funds), organized on August 3, 2006; commenced investment operations on January 3, 2007:

•	DB Energy Master Fund (the DBE Master Fund),

•	DB Oil Master Fund (the DBO Master Fund),

•	DB Precious Metals Master Fund (the DBP Master Fund),

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Notes to Financial Statements

December 31, 2007 and 2006

•	DB Gold Master Fund (the DGL Master Fund),

•	DB Silver Master Fund (the DBS Master Fund),

•	DB Base Metals Master Fund (the DBB Master Fund),

•	DB Agriculture Master Fund (the DBA Master Fund).

•	PowerShares DB US Dollar Index Trust; a Delaware statutory trust, in two separate series (the DXY Funds), organized on August 3, 2006; commenced investment operations on February 15, 2007:

•	PowerShares DB US Dollar Index Bullish Fund (the UUP Feeder Fund),

•	PowerShares DB US Dollar Index Bearish Fund (the UDN Feeder Fund).

•	DB US Dollar Index Master Trust; a Delaware statutory trust, in two separate series (the DXY Master Funds), organized on August 3, 2006; commenced investment operations on February 15, 2007:

•	DB US Dollar Index Bullish Master Fund (the UUP Master Fund),

•	DB US Dollar Index Bearish Master Fund (the UDN Master Fund).

The above noted Feeder Funds and Master Funds will be collectively referred to herein as the “DB Exchange Traded Funds”, “Funds”, “Feeder Funds”, or the “Master Funds”, as applicable.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Accounting

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

(b)	Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses, and disclosure of contingent assets and liabilities during the reporting period of the financial statements. Actual results could differ from those estimates.

(c)	Due from DB Exchange Traded Funds

Due from DB Exchange Traded Funds is recorded at the invoiced amounts and do not bear interest. Amounts collected on Due from DB Exchange Traded Funds are included in net cash provided by operating activities in the statement of cash flow. Management has determined that there was no risk of unrecoverable amounts, and no allowance for doubtful accounts was provided for as of December 31, 2007.

(d)	Investment in DB Exchange Traded Funds

The Company’s investments in DB Exchange Traded Funds consist of capital contributions in the general shares of the Funds.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Notes to Financial Statements

December 31, 2007 and 2006

Upon the establishment of the Funds, the Company’s investment represents 100% ownership and is stated at cost. Upon commencement of the Funds’ investment operations and issuance of the Funds’ limited shares, the Company’s general share ownership of the Feeder Funds is recorded as capital in the consolidated financial statements of the Funds, and the Company’s general share ownership of the Master Funds is recorded as a minority shareholder.

(e)	Income Taxes

The Company is a limited liability company and did not elect to be taxable as a corporation for U.S. income tax purposes. Accordingly, the Company will not incur U.S. income taxes. No provision for federal, state, and local income taxes has been made in the accompanying financial statements, as its owner-member is individually liable for income taxes, if any, on its share of the Company’s income, loss, and other items. The following is the major tax jurisdiction for the Company and the earliest tax year subject to examination: United States – 2005.

(f)	Revenue Recognition

Fees earned for management services are recorded on the accrual method of accounting. Fees for management services are received from each of the Master Funds upon commencement of operations. No separate fee is received from each of the Feeder Funds.

(g)	Reclassifications

Certain amounts in the 2006 financial statements have been reclassified to conform to the 2007 presentation.

(3)	Related Party Transactions

(a)	Management Fees and Due from DB Exchange Traded Funds

The DBC Master Fund pays the Company a management fee, monthly in arrears, in an amount equal to 0.75% per annum of its net asset value. Prior to July 12, 2006, the management fee was 0.95% per annum.

The DBA, DBB, DBE, DBP, and DBV Master Funds pay the Company a management fee, monthly in arrears, in an amount equal to 0.75% per annum of their net asset values.

The DBO, DBS, DGL, UDN, and UUP Master Funds pay the Company a management fee, monthly in arrears, in an amount equal to 0.50% per annum of their net asset values.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Notes to Financial Statements

December 31, 2007 and 2006

Management fees and Due from DB Exchange Traded Funds as of December 31, 2007 and 2006 amounted to:

	2007 Management fees	2006 Management fees	2007 Due from DB Exchange- Traded Funds	2006 Due from DB Exchange- Traded Funds
DBA Master Fund	$3,200,975	—	610,088	—
DBB Master Fund	430,403	—	30,794	—
DBC Master Fund	7,698,406	3,802,033	943,961	454,280
DBE Master Fund	270,256	—	31,370	—
DBO Master Fund	131,443	—	11,577	—
DBP Master Fund	185,982	—	30,081	—
DBS Master Fund	111,270	—	11,679	—
DBV Master Fund	3,088,003	122,514	330,845	57,835
DGL Master Fund	130,429	—	16,780	—
UDN Master Fund	174,173	—	34,492	—
UUP Master Fund	112,135	—	32,935	—

	$15,533,475	3,924,547	2,084,602	512,115

(b)	Organization and Offering Costs

Prior to July 12, 2006, cost incurred in connection with organization of the DBC and DBV Feeder Funds and Master Funds, including the initial offering of the limited shares of the Funds, were paid by Deutsche Bank AG on behalf of DBC and DBV Master Fund. Cost incurred in connection with the continuous offering of limited shares of the Funds after the commencement of the DBC and DBV Master Funds’ investment trading operations were also paid by Deutsche Bank AG on behalf of DBC and DBV Master Fund. These costs were subject to reimbursement by the DBC and DBV Master Funds, without interest, in 36 monthly payments during each of the first 36 months after the commencement of the DBC and DBV Master Fund’s trading operations. Also, prior to July 12, 2006, DBC and DBV Master Fund’s liability to Deutsche Bank AG was transferred to the Company, of which, the Company received $185,575.

Effective July 12, 2006 the Company assumed DBC and DBV Master Fund’s organization and offering costs incurred prior to July 12, 2006, which amounted to $2,642,543. Such costs have been recorded in the Company’s statement of income and expense as organizational and offering costs.

The Company assumes all organization and offering costs subsequent to July 12, 2006.

(c)	Administration Expenses

Effective July 12, 2006, the Managing Owner has agreed to assume all future routine operational, administrative and other ordinary expenses of the Funds and Master Funds, including, but not limited to, computer services, trustee fees and expenses, legal and accounting fees and expenses, tax preparation expenses, filing fees and printing, mailing and duplication costs. Accordingly, such expenses are recorded in the statement of income and expenses of the Company. Please refer to Note 6 for further details on service agreements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Notes to Financial Statements

December 31, 2007 and 2006

Prior to July 12, 2006, all routine operational, administrative and other ordinary expenses of the DBC and DBV Funds were paid by the DBC and DBV Master Funds.

(d)	Service Agreement

The Company, in its capacity as the managing owner and on behalf of the Funds, entered into a service agreement with Deutsche Bank AG for services including, but not limited to, trading, accounting, legal, human resources, and other. The costs of these services are assumed by Deutsche Bank AG with no cost allocation to the Company or the Funds.

(e)	Due from/to Affiliate

Deutsche Bank AG New York Branch, provides the Company with a cash facility to cover its operational expenses and to deposit management fees received from the DB Exchange Traded Funds. This cash management program is non interest bearing and there is no expiration date. As of December 31, 2007, the Company had a net balance due to the Company of $2,867,336 on this facility.

(f)	Letter of Support

The Company has received from Deutsche Bank AG a letter of support that provides to the Company the funds and support to allow the Company to meet all of its current and currently foreseeable obligations for a year and a day from December 31, 2007.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Notes to Financial Statements

December 31, 2007 and 2006

(4)	Investments in DB Exchange Traded Funds

Investments in DB Exchange Traded Funds as of December 31, 2007 consist of the following:

Amount
PowerShares DB Commodity Index Tracking Fund	$1,000
DB Commodity Index Tracking Master Fund	1,000
PowerShares DB G10 Currency Harvest Fund	1,000
DB G10 Currency Harvest Master Fund	1,000
PowerShares DB Energy Fund	1,000
DB Energy Master Fund	1,000
PowerShares DB Oil Fund	1,000
DB Oil Master Fund	1,000
PowerShares DB Precious Metals Fund	1,000
DB Precious Metals Master Fund	1,000
PowerShares DB Gold Fund	1,000
DB Gold Master Fund	1,000
PowerShares DB Silver Fund	1,000
DB Silver Master Fund	1,000
PowerShares DB Base Metals Fund	1,000
DB Base Metals Master Fund	1,000
PowerShares DB Agriculture Fund	1,000
DB Agriculture Master Fund	1,000
PowerShares DB US Dollar Index Bullish Fund	1,000
DB US Dollar Index Bullish Master Fund	1,000
PowerShares DB US Dollar Index Bearish Fund	1,000
DB US Dollar Index Bearish Master Fund	1,000

$22,000

The Company’s ownership in each of the above DB Exchange Traded Funds represents less than 1.0%.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Notes to Financial Statements

December 31, 2007 and 2006

(5)	Accrued Expenses

Accrued expenses as of December 31, 2007 and 2006 consist of the following:

	2007	2006
Audit fees and tax services	$5,346,247	1,243,979
Marketing costs	817,335	237,513
Administrator and trustees fees	484,118	118,955
Legal fees	318,520	11,575
Printing services	166,950	9,042
Other	93,666	—

	$7,226,836	1,621,064

(6)	Service Agreements

(a)	Trust Agreement

Under the trust agreement of the Funds, Wilmington Trust Company (the “Trustee” of the Funds) has delegated to the Company the exclusive management and control of all aspects of the business of the Funds.

Trustee fees are paid on behalf of the Funds by the Company.

(b)	Administration Agreement

The Company, in its capacity as the managing owner and on behalf of each of the Funds and Master Funds, has appointed The Bank of New York as the administrator (the Administrator), custodian and transfer agent of the Funds and have entered into separate administrative, custodian, transfer agency and service agreements (collectively referred to as the Administration Agreement). The Administrator performs or supervises the performance of services necessary for the operation and administration of each of the Funds (other than making investment decisions), including receiving and processing orders to create and redeem shares of the Funds, net asset value calculations, accounting, and other fund administrative services.

The Administrator’s monthly fees are paid on behalf of the Funds by the Company.

(c)	Distribution Services Agreement

ALPS Distributors, Inc. (the Distributor) provides certain distribution services to the Funds. Pursuant to the Distribution Services Agreement between the Company in its capacity as managing owner of the Funds and the Distributor, the Distributor assists the Company and the Administrator with certain functions and duties relating to distribution and marketing services to the funds.

The Distribution Services Agreement is effective for two years and thereafter will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the Company or otherwise as provided under the Distribution Services Agreement. The Distribution Services Agreement is terminable without penalty on sixty days’ written notice by the Company or by the Distributor. The Distribution Services Agreement will automatically terminate in the event of its assignment.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Notes to Financial Statements

December 31, 2007 and 2006

(d)	License Agreement

Under the License Agreement among Invesco PowerShares Capital Management LLC (formerly known as PowerShares Capital Management LLC) (the Licensor), the Company in its own capacity, and in its capacity as the managing owner and on behalf of the Funds the Licensor granted to the Funds a nonexclusive license to use the PowerShares® trademark anywhere in the world, solely in connection with the marketing and promotion of the Funds, and issuance and trading of the Funds’ shares as necessary.

License fees are paid on behalf of the Funds by the Company.

(e)	Marketing Agreement

Pursuant to a marketing agreement between Invesco Aim Distributors, Inc. (formerly known as AIM Distributors, Inc.) (an affiliate of the Licensor) and the Company in its capacity as the managing owner and on behalf of the Funds, Invesco Aim Distributors, Inc. assists the Company and the Administrator with certain functions and duties such as providing various educational and marketing activities regarding each of the Funds, primarily in the secondary trading market. Activities include, but are not limited to, communicating each of the Funds’ names, characteristics, uses, benefits, and risks, consistent with the prospectus, engagement in public seminars, road shows, conferences, media interviews, fielding incoming telephone “800” number calls, and distributing sales literature and other communications (including electronic media) regarding each of the Funds.

Marketing fees are paid on behalf of the Funds by the Company.

(7)	Commitments and Contingencies

The Company has entered into various service agreements on behalf of the Funds that contain a variety of representations, or provide indemnification provisions related to certain risks service providers undertake in performing services that are in the best interests of the Funds. While the Company’s exposure under such indemnification provisions cannot be estimated until a claim arises, these general business indemnifications are not expected to have a material impact on the Company’s financial position.

(8)	Business and Credit Concentration

The Company’s business is to serve as the managing owner, commodity pool operator, and commodity trading advisor to the DB Exchange Traded Funds. Basis for the management fee calculation is the Funds’ net asset value. Accordingly, factors that may have the effect of causing a decline in the Funds’ net asset value will affect the Company’s income from management fees.

(9)	Recently Issued Accounting Standards

In September 2006, the Financial Accounting Standard Board (FASB) issued Statement of Financial Accounting Standard (SFAS) No. 157, Fair Value Measurement (Statement 157). Statement 157 defines fair value, establishes framework for the measurement of fair value, and enhances disclosures about fair value measurements. The Statement does not require any new fair value measures. The Statement is effective for fair value measures already required or permitted by other standards for fiscal years beginning after

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Notes to Financial Statements

December 31, 2007 and 2006

November 15, 2007. The Company is required to adopt Statement 157 beginning on January 1, 2008. Statement 157 is required to be applied prospectively, except for certain financial instruments. Any transition adjustment will be recognized as an adjustment to opening retained earnings in the year of adoption. The Company is currently evaluating the impact of adopting Statement 157 on its financial statements disclosures.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements – an amendment to ARB No. 51 (Statement 160). Statement 160 requires noncontrolling interests (previously referred to as minority interests) to be reported as a component of equity, which changes the accounting for transactions with noncontrolling interest holders. Statement 160 is effective for periods beginning on or after December 15, 2008 and earlier adoption is prohibited. Statement 160 will be applied prospectively to all noncontrolling interests including any that arose before the effective date and presentation and disclosure requirements shall be applied retrospectively for all periods presented. The Company is currently evaluating the impact of adopting Statement 160 on its results of operations and financial position.

(10)	Recently Adopted Accounting Standards

In July 2006, the FASB issued FASB Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a threshold of more-likely-than-not for recognition of tax benefits of uncertain tax positions taken or expected to be taken in a tax return. FIN 48 also provides related guidance on measurement, derecognition, classification, interest and penalties, and disclosure. The Company adopted FIN 48 on January 1, 2007, and has determined that the application of this Interpretation did not have any impact on its results of operation and financial position.